# Dynatronics Corporation

Business and Product Portfolio Optimization
Driving Change and Delivering Results

May 13, 2021 | NASDAQ:DYNT

# SAFE HARBOR

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Those statements include references to the company's expectations and similar statements. Such forward-looking statements reflect the views of management at the time such statements are made. These statements include our statements regarding expected improvement in overall performance, anticipated recovery in revenues, improvements in cash flows and operating margins, rapid organic growth in existing and adjacent markets, expected costs and expenditures associated with the restructuring, outlook for fiscal year 2021 third and fourth quarters, estimated reductions in revenues year-over-year in fiscal year 2022 operating results, expectations that the company will deliver higher annual gross margins, operating income and EBITDA in fiscal year 2022 compared to fiscal year 2021, and expectations regarding reduction in leased space in fiscal year 2022, and uncertainties involving the impact of the COVID-19 pandemic on the company's results of operations and financial condition, These forward-looking statements are subject to a number of risks, uncertainties, estimates, and assumptions that may cause actual results to differ materially from current expectations. The contents of this presentation should be considered in conjunction with the risk factors, warnings, and cautionary statements that are contained in the company's annual, quarterly and other reports filed with the Securities and Exchange Commission. Dynatronics does not undertake to update its forward-looking statements, whether as a result of new information, future events, or otherwise.

# UP-LEVELED LEADERSHIP

## John Krier

### President & Chief Executive Officer



### Background

- Appointed CEO in July 2020
- John joined Dynatronics as CFO in March 2020, and prior to that VP, Commercial Operations at Breg since 2014, long-standing customer and partner of Dynatronics and important player in our market
- Proven track record in commercial success to meet customers' tailored needs
- 13 successful acquisitions while at Breg and predecessor, delivering a compelling and sustainable business model

### Previous Affiliations

BREG | UNITED ORTHOPEDIC GROUP | Deloitte.

## Norm Roegner

### Chief Financial Officer



### Background

- Joined Dynatronics as CFO in November 2020
- Previously VP of Finance for Molex's Medical and Pharmaceutical Division, a global leader of manufacturing services to the medical device market
- Over 20 years of experience in senior finance positions leading business transformations with focuses on aligning resources, refreshing commercial strategies and optimizing supply chains
- Proven track record of leading profit growth initiatives

### Previous Affiliations

Phillips Medisize | molex | KOCH

# DYNATRONICS IS IN ATTRACTIVE, GROWING MARKETS

## Favorable Market Trends

| | |
|---|---|
| **Demographics** | Aging population, obesity, higher focus on wellness accelerating demand for rehabilitation support systems |
| **Value-Based Healthcare** | Physicians and clinics moving towards a more conservative treatment style |
| **Lower Acuity Treatment** | Incentives to treat patients in lower acuity settings (e.g., physical therapy, ASCs) to maximize cost efficiency |
| **Faster Recovery** | Importance of using minimally invasive treatments to reduce recovery times |

## Selected Rehabilitation and Bracing Markets ($B)[1]



Bracing 6.5% CAGR
Rehab 5.3% CAGR
$ in billions
$4.9
$2.1
$1.4
$1.4
$6.1
$2.6
$1.7
$1.8
2021E
2025F
Bracing
Rehab Equipment
Rehab Therapeutic Modalities

1) Source: Markets and Markets, 2020. Stacked bar chart includes US Markets of the following categories: Electrotherapy, Ultrasound, Exercise Therapy, Cryotherapy, Combination Therapy, Laser Therapy, Rehabilitation Equipment, Orthopedic Bracing

**Rehabilitation and Bracing & Supports markets continue to exhibit an attractive growth profile**

# WELL-POSITIONED TO EXECUTE OUR NEAR AND LONG-TERM GROWTH STRATEGIES

- **Deliver commercial success**, emphasizing quality for cost and a differentiated customer experience
- Timely commercial **launch of new products focused on growth markets**
- **Rationalize product portfolio and pricing** for attractive growth trends
- Improve **margins** through consolidations and **financial discipline**
- Continue focus on **cash flow from operations**
- **Optimize manufacturing and supply chain**
- **Target acquisitions** in existing or adjacent markets with customer uptake

**Business Optimization Update Announced on April 22, 2021**

The company continues to expect choppiness due to the continuing challenges due to COVID-19, including customers operating with reduced capacity and operating hours, higher delivery and shipment costs, supply chain disruptions, and extended handling times.

# BUSINESS AND PRODUCT PORTFOLIO OPTIMIZATION PLAN UPDATE ANNOUNCED ON APRIL 22, 2021

## 1 Sales and Marketing Platform to Focus on Growth Markets

- **Focus the team on** therapeutic modalities, treatment furniture and orthopedic bracing **products, manufactured by the company**
- **Eliminate ~1,600 (low-margin, unprofitable)**, third-party distributed physical therapy and rehabilitation **products**
- Concentrate resources on **existing and new dealers with strategic relationships in high-growth markets,** eliminate channel conflict, and simplify distribution model

## 2 Improve Margins, Efficiency, and Profitability

- **Emphasize higher margin, differentiated products**
- Moving to dealer sales channel has **positive impact on sales, margins and working capital**
- **Consolidate manufacturing, supply chain and support functions** to Dynatronics' manufactured products for maximum efficiency and reduce margin drag

## 3 Continued Focus on Cash Flow from Operations

- Simplified operational footprint for each manufactured brand **improves cash flow from operations**
- **Estimated positive EBITDA in FY '22** based on current plan
- Strengthening balance sheet supports **M&A in target markets**

# FOCUS ON STRATEGIC GROWTH MARKETS

| | Previously | Moving Forward |
|---|---|---|
| Strategic Focus | Distributed and manufactured products, mixed sales channels, complex operations, inconsistent product and distribution strategy | Active product management, exclusively focused on manufactured brands, emphasis on margin expansion and expanding differentiation in the eyes of the customer |
| Scale | Four manufacturing site locations, multiple satellite offices, all located in U.S., total of ~245k sq. ft. | Three manufacturing site locations, ~150k sq. ft. (40% reduction) |
| Brand Emphasis | Dynatronics, THERABAND, SCIFIT, Core Products, PROTEAM, THERMOPHORE, BIRD & CRONIN, GAME READY, HAUSMANN | Dynatronics, HAUSMANN, PROTEAM, BIRD & CRONIN (ortho bracing) |
| Rehabilitation Part Numbers[1] | 2,800 | 1,200 (57% reduction) |
| Business and Product Portfolio Optimization Attributes | Mixed portfolio distracting from core competencies<br>• Mixed sales channel distribution<br>• Customer, competitor and supplier<br>• Broad product portfolio with inability to differentiate diluting own brand organic growth<br>• Significant complexity with lack of control over supply chain | Scale and substantial growth potential<br>• Concentrating on existing and new dealers with strategic relationships in new high-growth markets<br>• Simplify product portfolio to pursue attractive growth markets<br>• Enhanced management focus exclusively on own brands<br>• Opportunistic M&A in existing and adjacent markets |

(1) Does not include orthopedic soft bracing products

# BUSINESS OPTIMIZATION PLAN – ON TRACK

New, experienced leadership team, driving on-going change and delivering results. More to come across all of these areas.

| | | | | | |
|---|---|---|---|---|---|
| INITIATIVES | **Up-level leadership team** | **Increase cash flow from operations** | **Align sales channels to new commercial strategy** | **Simplify product portfolio to pursue attractive growth markets** | **Target acquisitions in existing or adjacent markets** |
| PRIORITIES | **Growth Through Strategic Recruitment**<br>• Recruiting leadership:<br>- VP, Global Operations and Supply Chain<br>- Director, Strategic Accounts<br>- Director, Information Technology | **Improving Margins and Cash Flow**<br>• Facility consolidations increase liquidity options<br>- Reducing companies' facility footprint by ~40% including Tennessee facility<br>**FY '22**<br>• Executing strategic partnerships based on growth incentives and total product portfolio adoption | **Sales and Distribution Enhancements**<br>• On track to sell through our existing and new dealers in rehabilitation products market<br>• Focus sales on high-margin manufactured products | **Simplifying Product Portfolio**<br>• Shifting product mix to higher margin, differentiated therapeutic products manufactured by the company<br>• Eliminated non-value add, low-margin distributed products that drove complexity<br>**Product Innovations**<br>• Commitment to product innovations and new product launches in the coming quarters | **Targeted Acquisitions**<br>• Continue to actively evaluate tuck-in and bolt-on opportunities<br>• Portfolio evaluation across all brands to simplify portfolios, identify gaps, new product development and M&A opportunities |
| ACCOMPLISHMENTS | • Recent leadership hires:<br>- CEO<br>- CFO<br>- VP of Customer Experience<br>- Director of Product Marketing<br>- VP of Quality and Regulatory Affairs<br>- General Counsel<br>- Former CEO remains as Board member and active consultant<br>• Our new Partners in Leadership accountability culture is at the core of the organization | • On track: working capital improvement of $5.3M YOY (April 1, 2020 to March 31, 2021)<br>• SG&A in Q3 FY'21 20% lower YOY<br>• Entered into Purchase and Sale Agreement on April 2nd for $1.75M sale of former Tennessee manufacturing facility expected to close in June 2021 | • Extended Intalere Group Purchasing Agreement (GPO) for an additional three-years announced on February 24, 2021, extending our +20 year relationship<br>• Implemented price increases on key products; reverse years of unprofitable gross margins | • Announced two new products in 3Q FY '21<br>- Hausmann HTT Premium treatment table<br>- Hausmann 6177 Bariatric electric stand-in table with patient lift | • Positive net income boosted by Employee Retention Credit<br>• Strengthening balance sheet elevates M&A opportunities<br>• Zero borrowings on Line of Credit plus available cash for acquisition opportunities |

# M&A STRATEGY

Acquisition growth opportunities in a fragmented market to add scale with an accomplished M&A team and demonstrated ability to successfully integrate

**Acquisition Targets:**

**VALUE BUYER WITH FOCUSED CRITERIA**

**RIGHT SIZED TARGET**
Revenue between $5M - $30M

**PROFITABILITY**
Gross margin accretive (driving target of >40%)

**QUICK CASH WIN**
Cash flow contribution within first year

**ENHANCED PORTFOLIO**
Products focused on existing or adjacent market segments

**BRANDS WE KNOW**
Respected & established brand(s) known in market

**A WELL-SUITED ADDITION**
Good culture fit and ease of integration

# THIRD QUARTER FY'21

## 1 Business optimization on track. Delivering results.

- Advanced business and product portfolio optimization plan. Actions target higher gross margin, operating income, cash flow from operations, and EBITDA in FY'22 relative to FY'21
- Launched two new Hausmann tables with initial orders
- Extended Intalere Group Purchasing Agreement for additional three years, extended our +20 year relationship
- Entered into agreement on April 2nd for $1.75 million sale of former Tennessee manufacturing facility, expected to close in June 2021

## 2 Focused on revenue and profit growth.

- GAAP net income improved to $118k, up from net loss of $1.1M in same quarter last year
- Stabilizing revenue in FY'21. In Q3 FY'21, revenue back to pre-COVID levels where we control the channel, optimistic about sales growth. Remain committed to revenue growth in FY'22
- SG&A 20% lower YOY

## 3 No debt, and increase cash balance.

- Cash improved to $4.5M, up 103% from June 30, 2020. Highest cash position in recent years
- No debt, other than a SBA PPP loan: Strengthening balance sheet and financial flexibility
- Zero borrowings on the line of credit with a borrowing base of ~$4.5M on the $11M asset-based line of credit

All figures in this presentation are as of 3/31/21 unless otherwise noted.
Please also view 10-Q for full financial disclosures, including Employee Retention Credit.

Dynatronics HAUSMANN BIRD & CRONIN

# FINANCIAL OUTLOOK

## Revenues and Margins:

- The eliminations announced today are **expected** to result in **approximately $11 million in annualized net sales reduction**, but with **increased gross margin, operating income and EBITDA**, in FY '22 results relative to FY '21.

## Manufacturing Footprint:

- In addition to the pending $1.75 million (gross) sale of the former Tennessee manufacturing facility, the company will not renew expiring facility leases in Michigan and Texas and is actively working to reduce its Utah facility footprint by approximately 75 percent. The combination of these **facility moves will result in a 40 percent reduction in square footage under lease** compared to the beginning of FY FY'21.

## One-Time Charges:

- The company **anticipates** approximately **$400k in cash charges** and **$800k in non-cash restructuring charges**, the majority of this being **recorded in Q4 FY '21** financial results.

# INVESTMENT HIGHLIGHTS (NASDAQ: DYNT)

| | |
|---|---|
| Valuable Products Serving Growth Markets | • Well-respected brands standing the test of time in each market<br>• Relevant product portfolio serving our growth markets<br>• Enhanced management focus exclusively on our manufactured brands |
| Transformation to Accelerate Growth | • Dynatronics is building an accomplished transformational team, which can deliver strong business results<br>• Developing a culture focused on generating scale by applying disciplined financial models to investment decisions<br>• Driving change with a sense of urgency to achieve continuous growth |
| Attractive Investment Appeal | • Shares are trading at 0.4x EV to revenues vs. peer group of 3.6x[1]<br>• Cash flow from operations and no debt, other than PPP loan<br>• Management incentive compensation is linked to revenue and EBITDA growth[2] |

1) Enterprise value as of 5/10/21
Peers are USPH, ZYXI, VIVE, OMI, IMAC, KIDS, KRMD (Peer Group Average used is Median)
2) EBITDA is a non-GAAP measure as defined under the rules of the SEC. We define EBITDA as net income (loss) before interest expense, income taxes, depreciation and amortization

# Dynatronics Corporation

## Investor Relations Contacts

**Skyler Black**
**Dynatronics**
**ir@dynatronics.com**

**Peter Seltzberg**
**Darrow Associates**
**pseltzberg@darrowir.com**

# UP-LEVELED LEADERSHIP

Is Creating Significant Transformative Opportunities



**Brian Baker**

**Board Member and Active Consultant**
**Former COO and CEO**

*Previous Affiliations*

SeaSpine INTEGRA

- 25+ years of experience in medical-device industry
- Specializes in driving operational efficiencies, building high-performing teams, and spearheading high-impact strategic plans



**Jennifer Keeler**

**General Counsel**

*Previous Affiliations*

LAND O'LAKES, INC.

- Joined Dynatronics in 2019; prior to that, Associate General Counsel for Land O' Lakes
- Led 30+ global, multi-million dollar acquisitions
- Contract and licensing specialist, emphasis on intellectual property



**R.J. Smith**

**Customer Experience**

*Previous Affiliations*

BREG Pfizer

- Joined Dynatronics in 2020; prior to that, sales and marketing leader at Breg, a long-standing significant customer and partner of Dynatronics
- Prior to Breg, product manager at Pfizer and Johnson & Johnson



**Mike Shoup**

**Quality & Regulatory**

*Previous Affiliations*

SALTER LABS SURMODICS

- Joined Dynatronics in 2020; prior to that, was leading QA/RA at Salter Labs
- 25 years of Quality Assurance & Regulatory Affairs



**Sarah Mealman**

**Product Marketing**

*Previous Affiliations*

Medtronic LABORIE

- Joined Dynatronics in 2020; prior to that, managed Laborie urology implantable and neuromodulation portfolio
- At Medtronic, managed $750M MRI pacemaker portfolio



**Skyler Black**

**Corporate Controller**

*Previous Affiliations*

pwc

- Joined Dynatronics in 2018
- 12 years of financial discipline at Big 4 leader

# DYNATRONICS AT A GLANCE

- Provider of high-quality restorative medical device products to the orthopedic and rehabilitation industry – favorable market trends
- Optimization and operating leverage to deliver a compelling and durable business model, demonstrating strong financial performance from emerging scalable operations

| KEY STATISTICS | |
|---|---|
| Headquarters | Eagan, MN |
| 52 Week Share Price Range (as of 5/10/21) | $0.52 to $2.56 |
| Market Capitalization (as of 5/10/21) | $23.8M |
| Average Volume (3 month) | 220k |
| Net Sales in FY'20 | $53.4M |

## Customers

Memorial Hermann, Sutter Health, Minnesota Vikings, Ohio State, UnityPoint Health, Breg, Raiders, Kaiser Permanente, Allina Health, Chargers, Cowboys, US Speedskating, Owens & Minor, Alabama Crimson Tide, Direct Supply, Performance Health, Boston Red Sox

+ Thousands of Private Practice Therapists and Athletic Trainers

# CAPITALIZATION / OWNERSHIP

*Share count as of March 31, 2021*

| | | |
|---|---|---|
| Common Shares Outstanding | | 17,205,108 |
| 8% Convertible Preferred Stock[1] | | 3,351,000 |
| **Total Shares** | | **20,556,108** |
| **Market Cap of Equity (including convertible preferred stock)[2]** | **$** | **23,639,524** |
| Debt[3] | | $0 |
| Less: Cash | | 4,500,000 |
| **Net Bank Debt as of 3/31/2021** | | **(4,500,000)** |
| **Enterprise Value (including convertible preferred stock)** | | **19,139,524** |
| Warrants @ $2.75 weighted average exercise price | | 6,738,500 |
| Options @ $1.56 weighted average exercise price | | 140,000 |
| Unvested RSU | | 97,500 |
| **Total Options and Warrants** | | **6,976,000** |

(1) Convertible one for one into Common; 8% annual dividend payable in cash or stock at Company preference
(2) Share price of $1.15 on 3/31/21
(3) Includes Line of Credit only

Dynatronics HAUSMANN BIRD & CRONIN